                                                                 Exhibit 24


                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2002.

                                            /s/ J. Harold Chandler
                                            ----------------------
                                            J. HAROLD CHANDLER

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 2002.

                                             /s/ James E. Dalton, Jr.
                                             -------------------------
                                             JAMES E. DALTON, JR.

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2002.

                                             /s/ Earnest W. Deavenport, Jr.
                                             ------------------------------
                                             EARNEST W. DEAVENPORT, JR.

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2002.

                                             /s/ Rodney C. Gilbert
                                             ---------------------
                                             RODNEY C. GILBERT

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2002.

                                            /s/ Elmer B. Harris
                                            -------------------
                                            ELMER B. HARRIS

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which she may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of March, 2002.

                                            /s/ Martha R. Ingram
                                            --------------------
                                            MARTHA R. INGRAM

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which she may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of March, 2002.

                                            /s/ Victoria B. Jackson
                                            -----------------------
                                            VICTORIA B. JACKSON

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2002.

                                            /s/ Ronald L. Kuehn, Jr.
                                            ------------------------
                                            RONALD L. KUEHN, Jr.

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2002.

                                             /s/ James R. Malone
                                             -------------------
                                             JAMES R. MALONE

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2002.

                                            /s/ Charles D. McCrary
                                            ----------------------
                                            CHARLES D. MCCRARY

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 2002.

                                            /s/ Claude B. Nielsen
                                            ---------------------
                                            CLAUDE B. NIELSEN

                                   DIRECTOR'S
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2001 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of March, 2002.

                                            /s/ Benjamin F. Payton
                                            ----------------------
                                            BENJAMIN F. PAYTON